Exhibit 10.17

Confidential information redacted and filed separately with the Commission.

Omitted portions indicated by [***]

CONTRACT MANUFACTURING AND PACKAGING AGREEMENT

Agreement dated as of May 29, 2009 by and between Annie’s Enterprises, Inc. (d/b/a Annie’s Naturals) (“Customer”) and Chelten House Products, Inc. (“Manufacturer”), each a “Party” and together the “Parties”.

1. Manufacture of Products.

Customer Responsibility. Each week Customer will provide Manufacturer with a [***] week rolling forecast for the products set forth on Schedule A (the “Products”) and will issue purchase orders to the Manufacturer for the quantity of Products it wishes to be produced.

Annual Minimum Order Volume Forecast. The annual minimum order volume forecast (“Forecast”) is [***] million six count equivalent cases (“SCE Cases”) in each year of the Term of this Agreement. The Forecast will be mutually negotiated by Parties for each renewal period. If Customer elects to utilize a secondary co-packer to produce any of the Products set forth on Schedule A, and the actual SCE Cases of Products ordered from Manufacturer falls below the Forecast in any year of the Term of this Agreement, Customer will use its best efforts to move production from the secondary co-packer to Manufacturer to increase Manufacturer’s production back to Forecast level.

Manufacturer Responsibility. Manufacturer shall have full responsibility for timely procurement of and payment for all materials and necessary to produce and package Products for Customer under this Agreement (the “Materials”). Manufacturer shall use commercially reasonable efforts to achieve purchasing synergies and reduce Materials costs. Manufacturer shall store all Materials in accordance with good manufacturing practices prevailing in the industry and in strict compliance with the Specifications and the terms of this Agreement. Manufacturer shall purchase in quantities that it deems fit, but unless approved in writing, Customer shall be liable only for such quantities of Materials as would normally be used (based upon the rolling forecast provided by the Customer at the time of the purchase) by Manufacturer within three months of such purchase. Manufacturer shall manufacture, package, store and ship to Customer the Products in the quantities and according to the terms and conditions set forth on Customer’s purchase order and in accordance with the specifications set forth on Schedule B (the “Specifications”). Each week Manufacturer shall provide to Customer the production and shipping schedule for Customer’s Products and will provide accurate reporting of production amounts.

New Product Development and Formula Changes. Manufacturer shall use its best efforts to assist Customer in the development of new products and/or the modification of existing Products to reduce costs and/or improve quality. All product development activities conducted for Customer in Manufacturer’s laboratory will be the Manufacturer’s responsibility excluding the cost of ingredients utilized. Production tests will be billed using the fee schedule set forth on Schedule A plus the cost of any Materials used in the test. Manufacturer will provide to Customer an estimate of the number of full and/or  1/2 days that will be required for any production test, prior to any scheduled test days. All such new Products or modifications shall be the sole property of the Customer.

Facility. Manufacturer shall produce and package the Products at its facility as set forth on Schedule A. Manufacturer represents and warrants that Manufacturer shall for the term of this Agreement solely operate the facility and all processing equipment located in the facility. Unless there is a material change in the Products and/or Specifications, Manufacturer shall be responsible for any changes necessary to the facility and for the purchase of any processing equipment necessary to produce the Products.

2. Rejection of Products. Customer may reject and refuse to pay for Products within [***] days of delivery which (i) have been damaged during manufacturing, storage or handling while the Products were in Manufacturer’s custody, or (ii) are not in material compliance with the terms and conditions of this Agreement. In addition, Customer may reject any Products that do not fully comply with the Specifications. If Customer has previously paid Manufacturer for Products that are later rejected by Customer for failure to fully comply with Specifications, Customer shall invoice Manufacturer, including all supporting documentation, for the cost of such rejected Products including the costs of any Provided Materials and for any freight, handling or other disposition costs or expenses incurred by Customer in connection with such rejected Products and shall receive credit from Manufacturer (or payment from Manufacturer, if no amounts are then due from Customer to Manufacturer) within 30 days of such invoice.

3. Compliance with Applicable Law. The Parties agree that Manufacturer will provide Products of consistent quality composed of safe and wholesome ingredients, manufactured, packaged, stored, and shipped under conditions compliant with all applicable federal, state, and local requirements.

Confidential Information Redacted	1

Confidential Treatment Requested

4. Quality and Inventory Control, Inspection and Notice.

Quality Control. Manufacturer shall manufacture, prepare, store and label according to procedures set forth on Schedule C, Manufacturer Quality System Requirements, Testing and Records.

Inventory Control. Manufacturer shall store and safeguard the inventory of Customer’s Products to protect it at all times from theft, damage or other loss in accordance with best practices in the industry and in strict compliance with the Specifications and terms of this Agreement. Customer shall have the right at any time upon reasonable notice and during regular business hours (unless otherwise agreed) and at Customer’s expense to inspect and perform a physical count of the inventory of Customer’s Products using such personnel of Customer or Customer’s representatives (including auditors) as Customer determines to use in its sole discretion.

Quality Control Records and Samples. Manufacturer shall prepare and submit to Customer quality control records and reports and shall retain one (1) sample for quality control purposes from each production batch of each of the Products for the period of time specified on Schedule C. Customer may request production samples from Manufacturer at any time, and Manufacturer shall send samples to Customer at Customer’s cost unless otherwise agreed upon in writing.

Inspection Reports. Manufacturer shall make available to Customer, at the request of Customer, the results of all federal, state and local inspection reports and sanitation audits, conducted from [***] days before to [***] days after the Term of this Agreement, including any renewals.

Notice. Manufacturer shall notify Customer immediately by telephone and in writing of any such inspections or audits, or any other information, that indicate that presence of any bacteriological agent or any substance that is considered by health authorities as being indicative of either unsanitary practices or of public health concern or if any of Manufacturer’s facilities, processes, inventories or equipment are in an unsanitary condition as defined by 21 CFR Section 110 et seq. Manufacturer shall notify Customer within 24 hours of any adulteration or potential misbranding of the Products.

5. Price and Payment Terms

Price. Prices per case for each Product shall be F.O.B. factory as set forth on Schedule A. The price per case shown on Schedule A must be detailed and include Material Cost, Handling Upcharge and Conversion Cost.

Any dunnage costs including the cost for Grocery Manufacturers Associates #1, soft wood pallets should be included with the Material Costs. The Parties shall review Material Costs on a quarterly basis to adjust for increases or decreases in the cost of raw materials and packaging materials of the Products. Upon request of the Customer, Manufacturer will provide documentation of Materials costs including source and in-bound freight.

The conversion costs per case for each year of the initial term of this Agreement are set forth on Schedule A. [***] days prior to renewal of this Agreement, Manufacturer shall provide a notice of the proposed conversion costs for the renewal term with sufficient supporting documentation and Manufacturer will allow Customer to inspect and verify the documentation during normal business hours upon reasonable notice to the Manufacturer. The Parties shall negotiate the conversion costs for the new term in good faith. In the event mutually acceptable conversion costs cannot be reached within [***] days of renewal, Customer may elect to exclude a specific Product from the revised Exhibit A or either Party may elect to terminate this Agreement on [***] days’ notice. All orders during the [***] day notice period will reflect the revised Exhibit A pricing proposed by the Manufacturer.

The Material Handling Upcharge rate set forth on Schedule A shall be fixed for the term of this Agreement, including any renewals.

Invoices/Payment Terms. Manufacturer will invoice Products upon their release from an automatic production process quality assurance hold. Payment terms shall be [***] days from the date of electronic invoicing, or if mailed, the date the invoice is actually received by Customer. Payment shall be made to Manufacturer by way of wire transfer or Automated Clearing House transaction.

Records Retention. All books and records in connection with this Agreement, including receipts, documentation of labor and other costs, and other supporting data as Customer may reasonably request to verify the computation of all amounts invoiced shall be maintained by Manufacturer for the period of time specified on Schedule C.

6. Term. The initial Term of this Agreement shall be three (3) years from the date that Parties mutually agree in writing that formula qualification is materially complete and production has commenced, unless earlier canceled or terminated as provided in Section 11. This Agreement shall thereafter renew automatically each year for a period of one (1) year unless either Party provides written notice of non-renewal to the other Party at least ninety (90) days prior to the expiration of the then-current term. In the event that either Party gives a non-renewal notice, Customer shall have the right to require Manufacturer to continue to manufacture Products for up to 90 days following the expiration date on the same terms as in effect prior to expiration.

Confidential Information Redacted

Confidential Treatment Requested

7. Confidentiality.

Recipes/Formulas. The Parties agree that the specific recipes and/or formulas provided by Customer and used by Manufacturer in accordance with the Specifications for the Products (the “Formulas”) will remain exclusive to the Customer and will not be disclosed by the Manufacturer to other customers of the Manufacturer or to any other person or entity. Customer hereby grants to Manufacturer a limited, non-exclusive, non-transferable license to use the Formulas for the purpose of allowing Manufacturer to perform its obligations under this Agreement.

Confidential Information. During the Term of this Agreement and at all times thereafter, neither Party will disclose or use, either for itself or for the benefit of any third party any confidential information (“Confidential Information”) of the other Party (the “Disclosing Party”) except in furtherance of the purposes of this Agreement. The provisions of this paragraph, however, shall not prevent the Party.

9. Indemnification. Manufacturer shall indemnify, defend, and hold harmless Customer, along with its employees, dealers, distributors, affiliates, and other agents (collectively, the “Indemnitees”) from and against any claim asserted by any third party, including any governmental agency, arising out of any error, omission, violation of law, or action taken by Manufacturer in connection with this Agreement.

10. Insurance. Manufacturer shall maintain commercial general liability insurance (including products liability and contractual liability), with limits of not less than $[***] combined single limit, for bodily injury or death to any person or persons and loss or damage to any property. Such insurance shall be written by an insurance carrier rated A or better by Best’s Guide Insurance Rating, and shall name Customer as an additional insured. Products Recall Liability insurance shall be carried by Manufacturer with a limit of $[***] per occurrence and include the Customer as additional insured.

11. Termination.

Manufacturer may terminate this Agreement upon ninety (90) days’ written notice if Customer (i) fails to make any payment due under this Agreement and such nonpayment continues 30 days after written notice from Manufacturer or (ii) fails to perform any other obligation under this Agreement and such failure continues thirty (30) days after written notice from Manufacturer.

Customer may terminate this Agreement upon giving

receiving the Confidential Information (the “Receiving Party”) from use or disclosure of Confidential Information (i) that is in the public domain (other than information in the public domain as a result of a violation of this Agreement by the Receiving Party), (ii) that the Receiving Party can demonstrate that it acquired outside of its relationship with the Disclosing Party from a third party in rightful possession of such Confidential Information and who was not prohibited from disclosing such Confidential Information, (iii) disclosure of which is required by law or court order, or (iv) that is developed independently by personnel of the Receiving Party who have not had access to Confidential Information.

8. Trademarks. Trademarks and tradenames owned by Customer are set forth on Schedule D. Nothing in this Agreement shall give Manufacturer any right, title or interest in Customer trademarks. In addition, Manufacturer shall not adopt any trademark, trade name, trade dress, labeling or packaging which is deceptively similar to or likely to cause confusion with respect to any of Customer trademarks or with respect to Products.

thirty (30) days’ written notice identifying specifically the basis for such notice for breach of a material term or condition of this Agreement, provided that Manufacturer shall not have cured such breach within the thirty (30) day period; and provided further that a termination for contamination or adulteration of a Product, unless otherwise specified, shall be immediate (i.e., without cure period).

Each Party reserves the right upon a breach of this Agreement by the other Party to pursue all of its legal and equitable remedies.

Either Party hereto may terminate this Agreement effective immediately upon written notice to the other party if the other party: (i) files a voluntary petition in bankruptcy or has an involuntary bankruptcy petition filed against it, which is not dismissed within ninety (90) days after its institution, (ii) is adjudged as bankrupt, (iii) becomes insolvent, (iv) has a receiver, trustee, conservator or liquidator appointed for all or a substantial part of its assets, (v) ceases to do business, (vi) commences any dissolution, liquidation or winding up, or (vii) makes an assignment of its assets for the benefit of its creditors.

Either Party may terminate this Agreement at any time on or after the third anniversary (i.e. during any renewal Term) without payment of any termination fee upon giving ninety (90) days’ written notice to other Party. If Manufacturer elects to terminate this agreement, Customer shall have the right to require Manufacturer to continue to manufacture Products for up to 120 days following the termination date on the same terms as in effect prior to termination.

Confidential Information Redacted

Confidential Treatment Requested

13. Miscellaneous.

Amendments. No modification or amendment of this Agreement shall be effective unless in writing and executed by a duly authorized representative of each Party.

Assignability. This Agreement shall be binding upon and be for the benefit of the Parties and their legal representatives, successors, and assigns. Neither Party may assign this Agreement without the prior written consent of the other; provided, that notwithstanding the foregoing, either Party may assign this Agreement without such consent to the purchaser of all or substantially all of such Party’s business and assets, and may otherwise assign this Agreement by operation of law to any successor of such Party due to merger or reorganization.

Notices. Any notice required or permitted under this Agreement shall be given in writing and shall be given by personal delivery, via overnight courier requiring a signature for delivery, or by certified mail, return receipt requested. All notices shall be delivered to the addresses last specified in writing by the Parties.

Partial Invalidity. If any provision hereof is found invalid or unenforceable pursuant to a final judicial decree or decision, the remainder of this Agreement will remain valid and enforceable according to these terms.

Waiver. The failure of either Party to assert any of its rights under this Agreement shall not be deemed to constitute a waiver of that Party’s right thereafter to enforce each and every provision of this Agreement in accordance with its terms.

Governing Law and Venue. This Agreement shall be governed by, and any dispute arising hereunder shall be determined in accordance with, the laws of State of New York, without giving effect to conflict of laws principles. The Parties hereto irrevocably submit to the jurisdiction and venue of the state and federal courts sitting in New York, New York.

ANNIE’S ENTERPRISES, INC.		CHELTEN HOUSE PRODUCTS, INC.

By:	/s/ Steven Jackson	By:	/s/ Steve Dabrow
	Steven Jackson, Treasurer		Steve Dabrow, CEO

Confidential Treatment Requested

Schedule A

Confidential

Products

Material Handling Upcharge

[***]% of Manufacturer Purchased Materials Costs

Conversion Costs per Case

Pack	Year 1	Year 2	Year 3
6/8oz	$[***]	$[***]	$[***]
12/8 oz	$[***]	$[***]	$[***]
6/16 oz	$[***]	$[***]	$[***]
6/12 oz Round	$[***]	$[***]	$[***]
12/12 oz	$[***]	$[***]	$[***]
12/5 oz	$[***]	$[***]	$[***]
6/1 Liter	$[***]	$[***]	$[***]

Facility

607 Heron Drive

Bridgeport, NJ 08014

Production Test Fees

 1/2 Day         $[***]

Full Day       $[***]

([***])

Confidential Information Redacted	5

Confidential Treatment Requested

Schedule B

Confidential

Specifications

Confidential Treatment Requested

Annie's

Manufacturing Specification
Confidential and Proprietary Information

Product: [***]
Last Updated: 11/29/11
Supersedes: 12/21/09

Product Name	Unit UPC	Case UPC	Order Code/Item Number
[***]	0 92325 00001 8	1 00 92325 00001 5	71600001
[***]	0 92325 00002 5	1 00 92325 00002 2	71600002
[***]	0 92325 00008 7	1 00 92325 00008 4	71600008
[***]	0 92325 00009 4	1 00 92325 00009 1	71600009

***General Requirements*:**

Declared Size: NET WT 12 OZ (340 g)

***Manufacturing Facility*:**

All products shall be processed and packed in accordance with good manufacturing practices (21 CFR 110) and shall meet all local, state and federal laws and regulations relating to FDA and state regulatory agencies.

***Processing*:**

Batching: All products to be weighed and batched following the approved recipe card.

Mixing/Heating: Per instructions on recipe card.

***Packaging*:**

Lid Color: Black

Neckband: Green with "Organic" wording: Organic Dressings

Label: One piece wraparound-corner radius 0.1875
12 oz. Die Size: 2.500" x 7.125"
Rewind #4

Bottle Description: TBD

Container Code: Lot code must be placed on the curve of the bottle between the base and neck of the bottle.
"BEST FLAVOR BY": DD MMM YY N Batch Line format.
N is plant code
18 months from production
Example:
BEST FLAVOR BY:
01 JAN 09 NA2

12/20/2011 ***Confidential*** Page 1 of 4
Neither this document nor the information contained herein may be reproduced in whole or in part or be used unless authorized in writing by Homegrown Naturals, Inc. Conforming to this specification is required to assure purchase of product. Specifications subject to change.

Confidential Information Redacted

Confidential Treatment Requested

Label Application:	Label must be neatly applied in recessed portion of bottle.
Case:	Corrugated case, packed 12 bottles per case
Case Code:	Standard Annie's Naturals recycled corrugate: 100% recycled paper board.

Cases should bear in the following order:

1. Order Code (Item Number)
2. Brand name: Annie's Naturals (**Only** if not already pre-printed on case)
3. Product Name
4. Quantity per Case: 12 x 12 oz (**Only** if not already pre-printed on case)
5. Best By **or** BB: MM DD YY Plant Code (N) Batch Line (18 Months from production)
6. Case UPC Bar Code able to be scanned: UCC14 with quality level of "B" Case UPC Bar Code should appear in lower right corner of case.

Refer to CS501 - Annie's Inc. Transfer Policy and CS502 - Annie's, Inc. Retail Compliance Labeling Specification for additional required case markings.

Quality Requirements:

Data Sheets: Provide copies of all production run sheets to Quality Assurance at Annie's, Inc. upon request.

Finished Product Retains: Manufacturer required to maintain library of retain sample(s) from each run for length of shelf life. Additionally, 2 bottles each from beginning and end of each production lot are to be sent ground using Annie's UPS number to:

Annie's Naturals
Attn: R&D Retains
1610 Fifth Street
Berkeley, CA 94710

Pallet: All pallets should be packed and shipped according to the Annie's, Inc. Transfer Policy document. See Annie's document: CS501

Slip Sheet: 1 slip sheet on the bottom of each pallet

Stack: 21 cases per layer x 6 layers = 126 cases per pallet.

12/20/2011 ***Confidential*** Page 2 of 4
Neither this document nor the information contained herein may be reproduced in whole or in part or be used unless authorized in writing by Homegrown Naturals, Inc. Conforming to this specification is required to assure purchase of product. Specifications subject to change.

Confidential Treatment Requested

Friday, September 04, 2009

Product Name	Pallet Group		
Product Code	Cases/Trays/Ovals		
Datafile Name	bbq (9/4/2009)		
Load Ref.	3 T (Edited)		
Cube Used	100.5 %	21	Case / Layer
Area Used	101.7 %	6	Layer / Load
Pallet type	48x40	126	Case / Load

	Length	Width	Height	Net	Gross	Volume
Case (OD)	10.940	8.500	7.330 in	15.600	16.000 lb	0.39 cuft
Product	47.380	42.500	43.980 in	1965.600	2016.000 lb	51.25 cuft
Load	48.000	42.500	49.480 in	2016.000	2066.000 lb	58.41 cuft

49.480
42.500
48.000

12.830
42.500
48.000

49.480
42.500
48.000

7.330
8.500
10.940

This is an example of the standard CAPE report, using typical information and dimensions.
To change this text or this report, click on File, Page Setup.
To create a customized report, click on File, Print Custom Report.

These 6 lines can be customized with any information you need.

of 4

assure purchase of product. Specifications subject to change.

Confidential Treatment Requested

Storage Temperature: Ambient warehouse conditions ([***]). Do Not Freeze.

Shelf-life: 18 months for all [***] under these conditions.

Annie's, Inc. Approval	Jennifer Vasquez, Food Technologist, November 29th, 2011
Co-Manufacturer's Approval	George Arbocus Quality Control Manager December 9, 2011

12/20/2011 **Confidential** Page 4 of 4
Neither this document nor the information contained herein may be reproduced in whole or in part or be used unless authorized in writing by Homegrown Naturals, Inc. Conforming to this specification is required to assure purchase of product. Specifications subject to change.

Confidential Information Redacted

Confidential Treatment Requested

Manufacturing Specification
Confidential and Proprietary Information

Product: [***] ; [***]
Last Updated: 11/29/11
Supersedes: 12/21/10

Product Name	Unit UPC	Case UPC	Order Code/Item Number
[***]	0 92325 22225 0	1 00 92325 22225 7	71722225

General Requirements:

Declared Size: 24 oz (1 LB 8 oz) 680 g

Manufacturing Facility:

All products shall be processed and packed in accordance with good manufacturing practices (21 CFR 110) and shall meet all local, state and federal laws and regulations relating to FDA and state regulatory agencies.

Processing:

Batching: All products to be weighed and batched following the approved recipe card.

Mixing/ Heating: Per instructions on recipe card.

Packaging:

Lid Color: White

Neckband: Green with "Organic" wording: Annie's Naturals Organic

Bottle Description: 24 oz plastic bottle

Label: Size: 3.0625" x 3.125"
Unwind: front - #4, back- #3

Label Application: Front and back labels must be neatly applied no more than 1/8 inch from center line of bottle.

Container Code: Lot code must be placed on the neck of the bottle below the neckband.
"BEST FLAVOR BY": DD MMM YY N Batch Line
15 Months from production
N is plant code
Example: 01 JAN 09 NA2

Case: 1 case contains 12 - 24 oz bottles.

Case Code: Standard Annie's Naturals recycled corrugate: 100% recycled paper board.

Cases should bear in the following order:

12/20/2011 *Confidential* Page 1 of 4
Neither this document nor the information contained herein may be reproduced in whole or in part or be used unless authorized in writing by Annie's, Inc. Conforming to this specification is required to assure purchase of product. Specifications subject to change.

Confidential Information Redacted

Confidential Treatment Requested

1. Order Code (Item Number)
2. Brand name: Annie's Naturals (**Only** if not already pre-printed on case)
3. Product Name
4. Quantity per Case: 12 x 24 oz (**Only** if not already pre-printed on case)
5. Best By **or** BB: MM DD YY   Plant Code (N)BatchLine (Months from production per Shelf Life table on page 3)
6. Case UPC Bar Code: Interleaved 2 of 5 (I 2 of 5) EAN.UCC-14 (UPC Shipping Container Code (SCC-14)). Case UPC Bar Code should appear in lower right corner of case.

Refer to CS501 - Annie's Inc. Transfer Policy and CS502 - Annie's, Inc. Retail Compliance Labeling Specification for additional required case markings.

Quality Requirements:

Data Sheets: Provide copies of all production run sheets to Quality Assurance at Annie's, Inc. upon request.

Finished Product Retains: Manufacturer required to maintain library of retain sample(s) from each run for length of shelf life. Additionally 2 bottles each from beginning and end of each production lot are to be sent ground using Annie's UPS number to:

Annie's, Inc.
Attn: R&D Retains
1610 Fifth Street
Berkeley, CA 94710

Pallet: All pallets should be packed and shipped according to the Annie's, Inc. Transfer Policy document. See Annie's document: CS501

Stack: 18 cases per layer x 5 layers = 90 cases per pallet, no double stacking.

Slip Sheet: None

12/20/2011 ***Confidential*** Page 2 of 4
Neither this document nor the information contained herein may be reproduced in whole or in part or be used unless authorized in writing by Annie's, Inc. Conforming to this specification is required to assure purchase of product. Specifications subject to change.

Confidential Treatment Requested

Monday, February 01, 2010

Product Name	Pallet Group		
Product Code	Cases/Trays/Ovals		
Datafile Name	ketchup (2/1/2010)		
Load Ref.	1 I		
Cube Used	81.7 %	18	Case / Layer
Area Used	97.2 %	5	Layer / Load
Pallet type	48X40	90	Case / Load

	Length	Width	Height	Net	Gross	Volume
Case (OD)	11.063	9.375	10.000 in	10.000	10.000 lb	0.60 cuft
Product	46.875	40.875	50.000 in	900.000	900.000 lb	55.44 cuft
Load	48.000	40.875	55.500 in	900.000	950.000 lb	63.02 cuft

55.500
40.875
48.000
15.500
40.875
48.000
40.875
48.000
10.000
9.375
11.063

This is an example of the standard CAPE report, using typical information and dimensions.
To change this text or this report, click on File, Page Setup.
To create a customized report, click on File, Print Custom Report.

These 6 lines can be customized with any information you need.

Confidential Treatment Requested

Storage Temperature: All product should be stored between [***] . Do Not freeze.

Shelf-life: 15 months under these conditions.

Annie's, Inc. Approval	Jennifer Vasquez, Food Technologist, November 29th, 2011
Co-Manufacturer's Approval	George Arbocus Quality Control Manager December 9, 2011

12/20/2011 ***Confidential*** Page 4 of 4
Neither this document nor the information contained herein may be reproduced in whole or in part or be used unless authorized in writing by Annie's, Inc. Conforming to this specification is required to assure purchase of product. Specifications subject to change.

Confidential Information Redacted

Confidential Treatment Requested

Manufacturing Specification
Confidential and Proprietary Information

Product: [***]
Last Updated: 11/30/11
Supersedes: 12/21/10

Flavor	Unit UPC	Case UPC	US Order Code/Item Number
[***]	0 92325 00006 3	1 00 92325 00006 0	71600006

General Requirements:

Declared Size: 185 mL (6.25 FL OZ)

Manufacturing Facility:

All products shall be processed and packed in accordance with good manufacturing practices (21 CFR 110) and shall meet all local, state and federal laws and regulations relating to FDA and state regulatory agencies.

Processing:

Batching: All products to be weighed and batched following the approved recipe card.

Mixing/ Heating: Per instructions on recipe card.

Packaging:

Lid Color: Black

Neckband: Black

Bottle Description: TBD

Label: One piece wraparound – corner radius 0.1875
6.25 oz Die Size: 2.75" x 5.50"
Rewind #4

Label Application: Label must be neatly applied in recessed portion of bottle only.

Container Code: Lot code must be placed in designated location on lower neck part of bottle.
"BEST FLAVOR BY": DD MMM YY N Batch Line format.
N is plant code
18 months from production
Example:
BEST FLAVOR BY:
01 JAN 09 NA2

Case: Corrugated case, packed 12 bottles per case

Case Code: Standard Annie's Naturals recycled corrugate: 100% recycled paper board.

12/20/2011 **Confidential** Page 1 of 4
Neither this document nor the information contained herein may be reproduced in whole or in part or be used unless authorized in writing by Homegrown Naturals, Inc. Conforming to this specification is required to assure purchase of product. Specifications subject to change.

Confidential Information Redacted	15

Confidential Treatment Requested

Cases should bear in the following order:

1. Order Code (Item Number)
2. Brand name: Annie's Naturals (**Only** if not already pre-printed on case)
3. Product Name
4. Quantity per Case: 12 x 6.25 fl oz (**Only** if not already pre-printed on case)
5. Best By **or** BB: MM DD YY Plant Code (N) Batch Line (18 Months from production)
6. Case UPC Bar Code able to be scanned: UCC14 with quality level of "B" Case UPC Bar Code should appear in lower right corner of case.

Refer to CS501 - Annie's Inc. Transfer Policy and CS502 - Annie's, Inc. Retail Compliance Labeling Specification for additional required case markings.

Quality Requirements:

Data Sheets: Provide copies of all production run sheets to Quality Assurance at Annie's, Inc. upon request.

Finished Product Retains: Manufacturer required to maintain library of retain sample(s) from each run for length of shelf life. Additionally, 2 bottles each from beginning and end of each production lot are to be sent ground using Annie's UPS number to:

Annie's Naturals
Attn: R&D Retains
1610 Fifth Street
Berkeley, CA 94710

Pallet: All pallets should be packed and shipped according to the Annie's, Inc. Transfer Policy document. See Annie's document: CS501

Stack: 33 cases per layer x 6 layers = 198 cases per pallet.

Slip Sheet: 1 slip sheet on the bottom of each pallet.

12/20/2011 ***Confidential*** Page 2 of 4
Neither this document nor the information contained herein may be reproduced in whole or in part or be used unless authorized in writing by Homegrown Naturals, Inc. Conforming to this specification is required to assure purchase of product. Specifications subject to change.

Confidential Treatment Requested

Friday, August 21, 2009

Product Name	[***]			
Product Code	71600006			
Datafile Name	worcestershire1 (8/21/2009)			
Load Ref.	1 I (Edited)			
Cube Used	82.0 %		33	Case / Layer
Area Used	96.1 %		6	Layer / Load
Pallet type	48X40		198	Case / Load

		Length	Width	Height		Net	Gross	
Case	(OD)	8.600	6.500	7.750	in	9.750	10.000	lb
Product		47.700	41.000	46.500	in	1930.500	1980.000	lb
Load		48.000	41.000	52.000	in	1900.000	2030.000	lb

52.000
41.000
48.000

13.250
41.000
48.000

41.000
48.000

7.750
8.600
6.500

1.The is an example for the cape pack User Guides
2.Issued on 1/1/02
3.Issued by QC Department
4.Approved by QC Manager
5.Use from 1/1/02
6.Valid until 12/31/2005

12/20/2011 **Confidential** Page 3 of 4

Neither this document nor the information contained herein may be reproduced in whole or in part or be used unless authorized in writing by Homegrown Naturals, Inc. Conforming to this specification is required to assure purchase of product. Specifications subject to change.

Confidential Information Redacted	17

Confidential Treatment Requested

Storage Temperature: All product should be stored between [***] Do Not Freeze.

Shelf-life: 18 months under these conditions.

Annie's, Inc. Approval	Jennifer Vasquez, Food Technologist, November 29th, 2011
Co-Manufacturer's Approval	George Arbocus Quality Control Manager December 9, 2011

12/20/2011 ***Confidential*** Page 4 of 4
Neither this document nor the information contained herein may be reproduced in whole or in part or be used unless authorized in writing by Homegrown Naturals, Inc. Conforming to this specification is required to assure purchase of product. Specifications subject to change.

Confidential Information Redacted	18

Confidential Treatment Requested

Manufacturing Specification
Confidential and Proprietary Information

Product: [***]
Last Updated: 11/29/11
Supersedes: 12/21/10

Flavor	Unit UPC	Case UPC	Order Code/Item Number
[***]	0 92325 44446 1	1 00 92325 44446 8	72544446
[***]	0 92325 44441 6	1 00 92325 44441 3	72544441
[***]	0 92325 44445 4	1 00 92325 44445 1	72544445
[***]	0 92325 44448 5	1 00 92325 44448 2	72544448
[***]	0 92325 44442 3	1 00 92325 44442 0	72544442
[***]	0 92325 44417 1	1 00 92325 44417 8	72544417
[***]	0 92325 44410 2	1 00 92325 44410 9	72544410

General Requirements:
Declared Size: 1 L (33.8 FL OZ)

Manufacturing Facility:

All products shall be processed and packed in accordance with good manufacturing practices (21 CFR 110) and shall meet all local, state and federal laws and regulations relating to FDA and state regulatory agencies.

Processing:

Batching: All products to be weighed and batched following the approved recipe card.

Mixing/Heating: Per instructions on recipe card.

Packaging:

Lid Color: Black flip top

Neckband: Black

Bottle Description: PETE Plastic, 1 L decanter.

Label: One piece wraparound-corner radius 1.25 (specific to sku: see final Label Art)
Rewind: #4

Label Application: Label must be neatly applied in recessed portion of bottle only.

Container Code: Lot code must be placed on the curve of the bottle between the base and neck of the bottle.
"BEST FLAVOR BY": DD MMM YY N Batch Line format.
N is plant code
12 months from production
Example:
BEST FLAVOR BY:
01 JAN 09 NA2

12/20/2011 **Confidential** Page 1 of 3
Neither this document nor the information contained herein may be reproduced in whole or in part or be used unless authorized in writing by Homegrown Naturals, Inc. Conforming to this specification is required to assure purchase of product. Specifications subject to change.

Confidential Information Redacted	19

Confidential Treatment Requested

Case:	Corrugated case, packed 6 bottles per case
Case Code:	Standard Annie's Naturals recycled corrugate: 100% recycled paper board.

Cases should bear in the following order:
1. Order Code (Item Number)
2. Brand name: Annie's Naturals (**Only** if not already pre-printed on case)
3. Product Name
4. Quantity per Case: 6 x 1L (**Only** if not already pre-printed on case)
5. Best By **or** BB: MM DD YY Plant Code (N) Batch Line (12 Months from production)
6. Case UPC Bar Code: Interleaved 2 of 5 (I 2 of 5) EAN.UCC-14 (UPC Shipping Container Code (SCC-14)). Case UPC Bar Code should appear in lower right corner of case.

Refer to CS501 - Annie's Inc. Transfer Policy and CS502 - Annie's, Inc. Retail Compliance Labeling Specification for additional required case markings.

Quality Requirements:

Data Sheets: Provide copies of all production run sheets to Quality Assurance at Annie's, Inc. upon request.

Finished Product Retains: Manufacturer required to maintain library of retain sample(s) from each run for length of shelf life. Additionally, 2 bottles each from beginning and end of each production lot are to be sent ground using Annie's UPS number to:

Annie's Naturals
Attn: R&D Retains
1610 Fifth Street
Berkeley, CA 94710

Pallet: All pallets should be packed and shipped according to the Annie's, Inc. Transfer Policy document. See Annie's document: CS501

Pallet Configuration: 26 cases per layer x 4 layers = 104 cases per pallet. Code dating information must be visible from 48" side of pallet.

Slip Sheet: 1 slip sheet on the bottom of each pallet.

Storage Temperature: Product should be stored between [***] Do Not Freeze.

Shelf-life is 12 months for all Liter dressings under these conditions.

12/20/2011 ***Confidential*** Page 2 of 3
Neither this document nor the information contained herein may be reproduced in whole or in part or be used unless authorized in writing by Homegrown Naturals, Inc. Conforming to this specification is required to assure purchase of product. Specifications subject to change.

Confidential Information Redacted	20

Confidential Treatment Requested

Friday, January 29, 2010

Product Name	Pallet Group			
Product Code	Cases/Trays/Ovals			
Datafile Name	11 dressing - updated jan10 (12/16/2009)			
Load Ref.	1 S (Edited)			
Cube Used	84.0 %		26	Case / Layer
Area Used	95.4 %		4	Layer / Load
Pallet type	48X40		104	Case / Load

	Length	Width	Height	Net	Gross	Volume
Case (ID)	10.250	6.875	12.000 in	14.600	15.160 lb	0.49 cuft
Case (OD)	10.250	6.875	12.000 in	14.600	15.160 lb	0.49 cuft
Product	44.528	41.250	48.000 in	1518.400	1576.640 lb	51.02 cuft
Load	48.000	41.250	53.500 in	1576.640	1626.640 lb	61.30 cuft

53.500
41.250
48.000

17.500
41.250
48.000

41.250
48.000

12.000
10.250
6.875

This is an example of the standard CAPE report, using typical information and dimensions.
To change this text or this report, click on File, Page Setup.
To create a customized report, click on File, Print Custom Report.

These 6 lines can be customized with any information you need.

Annie's, Inc. Approval	Jennifer Vasquez, Food Technologist, November 28th, 2011
Co-Manufacturer's Approval	George Arbocus Quality Control Manager December 9, 2011

12/20/2011 ***Confidential*** Page 3 of 3

Neither this document nor the information contained herein may be reproduced in whole or in part or be used unless authorized in writing by Homegrown Naturals, Inc. Conforming to this specification is required to assure purchase of product. Specifications subject to change.

Confidential Treatment Requested

Manufacturing Specification
Confidential and Proprietary Information

Product: [***] ; [***] , [***] , and [***]
Last Updated: 11/30/11
Supersedes: 12/21/10

Product Name	Unit UPC	Case UPC	US Order Code/Item Number
[***]	0 92325 33351 2	1 00 92325 33351 9	71533351
[***]	0 92325 33352 9	1 00 92325 33352 6	71533352
[***]	0 92325 33353 6	1 00 92325 33353 3	71533353
[***]	0 92325 33350 5	1 00 92325 33350 2	71533350
[***]	0 92325 33355 0	1 00 92325 33355 7	71533355
[***]	0 92325 33354 3	1 00 92325 33354 0	71533354
[***]	0 92325 33317 8	1 00 92325 33317 5	71533317
[***]	0 92325 33324 6	1 00 92325 33324 3	71533324
[***]	0 92325 33330 7	1 00 92325 33330 4	71533330
[***]	0 92325 33345 1	1 00 92325 33345 8	71533345
[***]	0 92325 33346 8	1 00 92325 33346 5	71533346
[***]	0 92325 33312 3	1 00 92325 33312 0	71533312
[***]	0 92325 33314 7	1 00 92325 33314 4	71533314
[***]	0 92325 33323 9	1 00 92325 33323 6	71533323
[***]	0 92325 33325 3	1 00 92325 33325 0	71533325
[***]	0 92325 33344 4	1 00 92325 33344 1	71533344
[***]	0 92325 33360 4	1 00 92325 33360 1	71533360
[***]	0 92325 33357 4	1 00 92325 33357 1	71533357
[***]	0 92325 33336 9	1 00 92325 33336 6	72533336
[***]	0 92325 33338 3	1 00 92325 33338 0	72533338
[***]	0 92325 33335 2	1 00 92325 33335 9	72533335
[***]	0 92325 33332 1	1 00 92325 33332 8	72533332
[***]	0 92325 33320 8	1 00 92325 33320 5	72533320
[***]	0 92325 33310 9	1 00 92325 33310 6	72533310
[***]	0 92325 33347 5	1 00 92325 33347 2	72533347
[***]	0 92325 33348 2	1 00 92325 33348 9	72533348
[***]	0 92325 33349 9	1 00 92325 33349 6	72533349
[***]	0 92325 33331 4	1 00 92325 33331 1	72533331
[***]	0 92325 33319 2	1 00 92325 33319 9	72533319
[***]	0 92325 33333 8	1 00 92325 33333 5	72533333
[***]	0 92325 33364 2	1 00 92325 33364 9	72533364
[***]	0 92325 33362 8	1 00 92325 33362 5	72533362
[***]	0 92325 33363 5	1 00 92325 33363 2	72533363
[***]	0 92325 33301 7	1 00 92325 33301 4	72533301
[***]	0 92325 33302 4	1 00 92325 33302 1	72533302

General Requirements:

Declared Size: 236 mL (8 FL OZ) – for US

12/20/2011 ***Confidential*** Page 1 of 5
Neither this document nor the information contained herein may be reproduced in whole or in part or be used unless authorized in writing by Annie's, Inc. Conforming to this specification is required to assure purchase of product. Specifications subject to change.

Confidential Information Redacted	22

Confidential Treatment Requested

Manufacturing Facility:

	Facility must be certified Organic by a third party agency accredited by the USDA National Organic Program. All Organic Policies and procedures must be followed as outlined in 7 CFR 205 All products shall be processed and packed in accordance with good manufacturing practices (21 CFR 110) and shall meet all local, state and federal laws and regulations relating to FDA and state regulatory agencies.
Processing:	
Batching:	All products to be weighed and batched following the approved recipe card.
Mixing/ Heating:	Per instructions on recipe card.
Packaging:	
Lid Color:	White
Neckband:	Natural: Natural Dressings (except lite and fat free dressings) Lite: All Lite dressings Fat Free: All Fat Free dressings Organic: All Organic dressings
Bottle Description:	Flint Glass, 3.0 mm Nominal Thickness
Label:	Size: 3.4882" x 2.8" Unwind: front - #4, back- #3
Label Application:	Front and back labels must be neatly applied no more than 1/8 inch from center line of bottle.
Container Code:	Lot code must be placed on the lid. The neckband cannot cover any of the date code. Code listed in 2 lines. BEST FLAVOR BY: DD MMM YY N Batch Line Months from production per Shelf Life table on page 3 N is plant code Example: BEST FLAVOR BY: 01 JAN 09 NA2
Case:	1 case contains 6 - 8 fl oz bottles.
Case Code:	Standard Annie's Naturals recycled corrugate: 100% recycled paper board. Cases should bear in the following order: 1. Order Code (Item Number) 2. Brand name: Annie's Naturals (**<u>Only</u>** if not already pre-printed on case) 3. Product Name 4. Quantity per Case: 6 x 8 fl oz (**<u>Only</u>** if not already pre-printed on case) 5. Best By **<u>or</u>** BB: MM DD YY Plant Code (N)BatchLine (Months from production per Shelf Life table on page 3) 6. Case UPC: UPC Shipping Container Code (SCC-14) printed in Interleaved 2 of 5 (I2/5) format. Minimum bar code height must be 1.25". Optimal location should be at least 1.25" from edges of case (bottom and side) (on label- width end of case)

12/20/2011 ***Confidential*** Page 2 of 5
Neither this document nor the information contained herein may be reproduced in whole or in part or be used unless authorized in writing by Annie's, Inc. Conforming to this specification is required to assure purchase of product. Specifications subject to change.

Confidential Treatment Requested

Refer to CS501 - Annie's Inc. Transfer Policy and CS502 - Annie's, Inc. Retail Compliance Labeling Specification for additional required case markings.

Quality Requirements:

Data Sheets: Provide copies of all production run sheets to Quality Assurance at Annie's, Inc. upon request.

Finished Product Retains: Manufacturer required to maintain library of retain sample(s) from each run for length of shelf life. Additionally 2 bottles each from beginning and end of each production lot are to be sent ground using Annie's UPS number to:

Annie's, Inc.
Attn: R&D Retains
1610 Fifth Street
Berkeley, CA 94710

Pallet: All pallets should be packed and shipped according to the Annie's, Inc. Transfer Policy document. See Annie's document: CS501

Stack: 49 cases per layer x 7 layers = 343 cases per pallet.

Slip Sheet: 1 slip sheet on the bottom of each pallet.

12/20/2011 ***Confidential*** Page 3 of 5
Neither this document nor the information contained herein may be reproduced in whole or in part or be used unless authorized in writing by Annie's, Inc. Conforming to this specification is required to assure purchase of product. Specifications subject to change.

Confidential Treatment Requested

Friday, April 30, 2010

Product Name	Pallet Group		
Product Code	Cases/Trays/Ovals		
Datafile Name	(4/30/2010)		
Load Ref.	3 T (Edited)		
Cube Used	87.5 %	49	Case / Layer
Area Used	95.0 %	7	Layer / Load
Pallet type	48X40	343	Case / Load

		Length	Width	Height	Net	Gross	Volume
Case	(ID)	7.062	5.313	7.938 in	6.000	7.000 lb	0.37 cuft
Case	(OD)	7.063	5.313	7.938 in	6.000	7.000 lb	0.37 cuft
Product		47.812	38.675	55.563 in	2058.000	2401.000 lb	59.77 cuft
Load		48.000	40.000	61.063 in	2401.000	2451.000 lb	67.85 cuft

61.063
40.000
48.000
13.400
40.000
48.000
61.063
40.000
48.000
7.938
7.063
5.313

This is an example of the standard CAPE report, using typical information and dimensions.
To change this text or this report, click on File, Page Setup.
To create a customized report click on File, Print Custom Report.

These 6 lines can be customized with any information you need.

Storage Temperature: All product should be stored between [***] . Do Not freeze.

Shelf-life: 12 or 15 months under these conditions (flavor specific).

12 Months	15 Months
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

12/20/2011 ***Confidential*** Page 4 of 5

Neither this document nor the information contained herein may be reproduced in whole or in part or be used unless authorized in writing by Annie's, Inc. Conforming to this specification is required to assure purchase of product. Specifications subject to change.

Confidential Information Redacted	25

Confidential Treatment Requested

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
	[***]
	[***]

Annie's, Inc. Approval	Jennifer Vasquez, Food Technologist, November 30th, 2011
Co-Manufacturer's Approval	George Arbocus Quality Control Manager December 9, 2011

12/20/2011 **Confidential** Page 5 of 5
Neither this document nor the information contained herein may be reproduced in whole or in part or be used unless authorized in writing by Annie's, Inc. Conforming to this specification is required to assure purchase of product. Specifications subject to change.

Confidential Information Redacted	26

Confidential Treatment Requested

Manufacturing Specification
Confidential and Proprietary Information

Product: [***]
Last Updated: 11/29/11
Supersedes: 12/21/10

[***]	Unit UPC	Case UPC	US Order Code/Item Number
[***]	0 92325 11119 6	1 00 92325 11119 3	72511119
[***]	0 92325 11111 0	1 00 92325 11111 7	72511111
[***]	0 92325 11112 7	1 00 92325 11112 4	72511112
[***]	0 92325 11118 9	1 00 92325 11118 6	72511118
[***]	0 92325 11115 8	1 00 92325 11115 5	72511115
[***]	0 92325 11114 1	1 00 92325 11114 8	72511114
[***]	0 92325 11116 5	1 00 92325 11116 2	72511116
[***]	0 92325 11113 4	1 00 92325 11113 1	72511113

General Requirements:

Declared Size: 473 mL (16 FL OZ)

Manufacturing Facility: All products shall be processed and packed in accordance with good manufacturing practices (21 CFR 110) and shall meet all local, state and federal laws and regulations relating to FDA and state regulatory agencies.

Processing:

Batching: All products to be weighed and batched following the approved recipe card.

Mixing/ Heating: Per instructions on recipe card.

Packaging:

Lid Color: White

Neckband: Green Annie's Naturals plain bands with vertical perforation

Bottle Description: Flint Glass, 3.0 mm Nominal Thickness

Label: Size: 3.895" x 3.1083"
Unwind: front - #4 back- #3

Label Application: Front and back labels must be neatly applied no more than 1/8 inch from center line of bottle.

Container Code: Lot code must be placed on the lid. The neckband cannot cover any of the date code. Code listed in 2 lines.
BEST FLAVOR BY:
DD MMM YY N Batch Line
Months from production per Shelf Life table on page 3
N is plant code
Example:

BEST FLAVOR BY:
01 JAN 09 NA5

Case: One case contains 6 – 16 fl oz bottles.

12/20/2011 **Confidential** Page 1 of 4
Neither this document nor the information contained herein may be reproduced in whole or in part or be used unless authorized in writing by Homegrown Naturals, Inc. Conforming to this specification is required to assure purchase of product. Specifications subject to change.

Confidential Information Redacted	27

Confidential Treatment Requested

Case Code: Standard Annie's Naturals recycled corrugate: 100% recycled paper board.

Cases should bear in the following order:

1. Order Code (Item Number)
2. Brand name: Annie's Naturals (**Only** if not already pre-printed on case)
3. Product Name
4. Quantity per Case: 6 x 16 fl oz (**Only** if not already pre-printed on case)
5. Best By **or** BB: MM DD YY Plant Code (N) Batch Line (Months from production per Shelf Life table on page 3)
6. Case UPC: UPC Shipping Container Code (SCC-14) printed in Interleaved 2 of 5 (I2/5) format. Minimum bar code height must be 1.25". Optimal location should be at least 1.25" from edges of case (bottom and side) (on label- width end of case)

Refer to CS501 - Annie's Inc. Transfer Policy and CS502 - Annie's, Inc. Retail Compliance Labeling Specification for additional required case markings.

Quality Requirements:

Data Sheets: Provide copies of all production run sheets to Quality Assurance at Annie's, Inc. upon request.

Finished Product Retains: Manufacturer required to maintain library of retain sample(s) from each run for length of shelf life. Additionally, 2 bottles each from beginning and end of each production lot are to be sent ground using Annie's UPS number to:

Annie's Naturals
Attn: R&D Retains
1610 Fifth Street
Berkeley, CA 94710

Pallet: All pallets should be packed and shipped according to the Annie's, Inc. Transfer Policy document. See Annie's document: CS501

Stack: 32 cases per layer x 6 layers = 192 cases per pallet.

Slip Sheet: 1 slip sheet on the bottom of each pallet.

12/20/2011 ***Confidential*** Page 2 of 4
Neither this document nor the information contained herein may be reproduced in whole or in part or be used unless authorized in writing by Homegrown Naturals, Inc. Conforming to this specification is required to assure purchase of product. Specifications subject to change.

Confidential Treatment Requested

Friday, April 30, 2010

Product Name	Pallet Group			
Product Code	Cases/Trays/Ovals			
Datafile Name	(4/30/2010)			
Load Ref.	9 S (Edited)			
Cube Used	86.1 %		32	Case / Layer
Area Used	93.2 %		6	Layer / Load
Pallet type	48X40		192	Case / Load

	Length	Width	Height	Net	Gross	Volume
Case (OD)	8.063	6.938	9.313 in	6.000	7.000 lb	0.30 cuft
Product	48.563	38.063	55.875 in	1152.000	1344.000 lb	59.77 cuft
Load	48.563	40.000	61.375 in	1344.000	1394.000 lb	68.99 cuft

61.375
40.000
48.563

14.813
40.000
48.563

40.000
48.563

9.313
8.063
6.938

This is an example of the standard CAPE report, using typical information and dimensions.
To change this text or this report, click on File, Page Setup.
To create a customized report, click on File, Print Custom Report.

These 6 lines can be customized with any information you need.

12/20/2011 **Confidential** Page 3 of 4
Neither this document nor the information contained herein may be reproduced in whole or in part or be used unless authorized in writing by Homegrown Naturals, Inc. Conforming to this specification is required to assure purchase of product. Specifications subject to change.

Confidential Treatment Requested

***Storage Temperature*:** Should be stored between [***] . Do Not Freeze.

Shelf-life: 12 or 15 months under these conditions (flavor specific).

12 Months	15 Months
[***] [***] [***] [***]	[***] [***] [***] [***]

Annie's, Inc. Approval	Jennifer Vasquez, Food Technologist, November 29th, 2011
Co-Manufacturer's Approval	George Arbocus Quality Control Manager December 9, 2011

12/20/2011 ***Confidential*** Page 4 of 4
Neither this document nor the information contained herein may be reproduced in whole or in part or be used unless authorized in writing by Homegrown Naturals, Inc. Conforming to this specification is required to assure purchase of product. Specifications subject to change.

Confidential Information Redacted	30

Confidential Treatment Requested

Manufacturing Specification
Confidential and Proprietary Information

Product: [***] ; [***]
Last Updated: 01/26/11
Supersedes: new

Product Name	Unit and Case UPC	Annie's Order Code	TJ Item Number
[***]	0053 2792	77533330	053279
[***]	0025 5059	77533336	029246
[***]	0025 5042	77533321	025504
[***]	0028 0723	77533320	028072

***General Requirements*:**

Declared Size: 236 mL (8 FL OZ)

***Manufacturing Facility*:**

All products shall be processed and packed in accordance with good manufacturing practices (21 CFR 110) and shall meet all local, state and federal laws and regulations relating to FDA and state regulatory agencies.

***Processing*:**

Batching: All products to be weighed and batched following the approved recipe card.

Mixing/ Heating: Per instructions on recipe card.

***Packaging*:**

Lid Color: Black

Neckband: Black bands with no preprinted material

Bottle Description:

Label: Unwind: front - #4 back- #3

Label Application: Front and back labels must be neatly applied no more than 1/8 inch from center line of bottle.

Container Code: Lot code must be placed in designated white area on the back label below DDMMMYY N Batch number format. (Date is the best flavor by date using months from production per Shelf Life table on page 2, N is Plant Code)

Case: 1 case contains 12 - 8 fl oz bottles.

12/20/2011 ***Confidential*** Page 1 of 4
Neither this document nor the information contained herein may be reproduced in whole or in part or be used unless authorized in writing by Annie's, Inc. Conforming to this specification is required to assure purchase of product. Specifications subject to change.

Confidential Information Redacted	31

Confidential Treatment Requested

Case Code:	Cases should bear in the following order: 1. Annie's Order Code (Item Number) (as large of font as possible up to 2 inches tall) 2. Brand name: TJ's (**<u>Only</u>** if not already pre-printed on case) 3. Product Name 4. Best By **<u>or</u>** BB: MM DD YY Plant Code (Shelf Life table on page 2) 5. Quantity per Case: 12 - 8 fl oz (**<u>Only</u>** if not already pre-printed on case) 6. TJ's Item number

Sample label

77533321
[***]
Best By MM DD YY
12 – 8 fl oz
TJ's #025504

Quality Requirements:

Data Sheets:	Provide copies of all production run sheets to Quality Assurance at Annie's, Inc. upon request.
Finished Product Retains:	Manufacturer required to maintain library of retain sample(s) from each run for length of shelf life. Additionally 2 bottles each from beginning and end of each production lot are to be sent UPS ground using Annie's UPS code to: Annie's, Inc. Attn: R&D Retains 564 Gateway Dr. Napa, CA 94558
***Pallet*:**	All pallets should be packed and shipped according to the Annie's, Inc. Transfer Policy document.
Stack:	22 cases per layer x 5 layers = 110 cases per pallet.

12/20/2011 ***Confidential*** Page 2 of 4
Neither this document nor the information contained herein may be reproduced in whole or in part or be used unless authorized in writing by Annie's, Inc. Conforming to this specification is required to assure purchase of product. Specifications subject to change.

Confidential Information Redacted	32

Confidential Treatment Requested

Wednesday, January 26, 2011

Product Name	Pallet Group		
Product Code	Cases/Trays/Ovals		
Datafile Name	(1/26/2011)		
Load Ref.	10 I		
Cube Used	78.6 %	22	Case / Layer
Area Used	84.2 %	5	Layer / Load
Pallet type	48X40	110	Case / Load

	Length	Width	Height	Net	Gross	Volume
Case (OD)	10.500	7.000	7.938 in	12.000	15.000 lb	0.34 cuft
Product	42.000	38.500	39.688 in	1320.000	1650.000 lb	37.14 cuft
Load	48.000	40.000	45.188 in	1650.000	1700.000 lb	50.21 cuft

45.188
40.000
48.000

13.438
40.000
48.000

40.000
48.000

7.938
7.000
10.500

This is an example of the standard CAPE report, using typical information and dimensions.
To change this text or this report, click on File, Page Setup.
To create a customized report, click on File, Print Custom Report.

These 6 lines can be customized with any information you need.

Confidential Treatment Requested

Storage Temperature: All product should be stored between [***] . Do Not freeze.

Shelf-life: 12 or 15 months under these conditions (flavor specific).

12 Months	15 Months
[***] [***]	[***] [***]

Annie's, Inc. Approval	Debra Langford, R&D Manager, 01/25/11
Co-Manufacturer's Approval	

12/20/2011 ***Confidential*** Page 4 of 4
Neither this document nor the information contained herein may be reproduced in whole or in part or be used unless authorized in writing by Annie's, Inc. Conforming to this specification is required to assure purchase of product. Specifications subject to change.

Confidential Information Redacted	34

Confidential Treatment Requested

Schedule C

Manufacturer Quality System Requirements, Testing and Records

Applicable laws, regulations, and requirements	All Products shall be of consistent quality composed of safe and wholesome ingredients, manufactured, prepared, packed, held, labeled, and shipped under conditions compliant with all applicable U.S. and Canadian federal, state, and local requirements including but not limited to applicable laws, regulations, and guidelines adopted by (i) the Food and Drug Administration (“FDA”) pursuant to the Federal Food, Drug, and Cosmetic Act, as amended (the “Act”) and the Public Health Security and Bioterrorism Preparedness and Response Act (the “Bioterrorism Act”), including but not limited to the food safety, composition, labeling, registration, and manufacturing provisions and current industry good manufacturing practices; (ii) the United States Department of Agriculture (“USDA”) and Food Safety Inspection Service (“FSIS”), including but not limited to the National Organic Program and the organic food regulations adopted pursuant to the Federal Organic Foods Production Act; (iii) applicable state and local authorities responsible for regulating the manufacture, preparation, packing, storage, labeling, and shipment of food products and establishments, including without limitation the California Organic Foods Act, as amended and all applicable organic food certification programs; and (iv) Health Canada pursuant to the Food and Drugs Act, as amended, and the Canadian Food Inspection Agency pursuant to the Canada Agricultural Products Act and the Organic Products Regulations.

Production Records	Facility and production records must be maintained including, but not limited to, pest control, receiving and inspection, batch records, processing, weight control, calibration, sanitation audits and procedures, and training.

Organic Program (If Applicable)	Facility must be certified Organic by a third party agency accredited by the USDA National Organic Program. All Organic policies and procedures must be followed as outlined in 7 CFR Part 205. All documentation and records must be maintained for five years.

Quality Testing	Incoming ingredient and in process checks must be conducted to ensure that the manufacturing process is in control and that finished Products meet all Specifications. Testing shall include (as applicable) pH, titratable acidity, batching and processing validation, sensory, packaging checks, and net contents. Finished Products will be tested (as applicable) for pH, %Titratable Acidity, and Microbiological tests, or other tests determined necessary to ensure that they meet specifications.

Record Retention	Manufacturing and Quality records must be retained for a minimum of [***] years for non-organic products, and [***] years for organic products.

Certificate of Analysis	Customer may request a Certificate of Analysis that would document and summarize the in-process and finished product testing.

Retain Samples

Representative samples from a production run must be collected and submitted to Customer per the frequency outlined in the manufacturing specification.

Retain samples must also be collected and stored at the manufacturing location for the duration of the product shelf-life plus six (6) months.

Third Party Audits	Facility must annually undergo and successfully pass one of the following recommended Food Safety/Quality Systems Audits: FPA/GMA-SAFE, Silliker GMP and Food Safety Systems Audit, NSF Cook & Thurber Food Safety, Quality and Food Defense Audit, SQF Audit, or USDA Total Quality Systems Audit. Alternate audits permitted with Customer management approval. Corrective Action plans must be developed and implemented for all significant deficiencies identified in the audit. Customer may request copies of detailed findings and/or corrective action plans of Manufacturer’s audit. Results of audit must be submitted to Customer when available, and posted on Manufacturer’s iCiX account.

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Customer Audits	Customer has the right to inspect manufacturing and warehouse facilities where machines are in operation, and where finished Product, ingredients, and packaging materials are stored. During the course of the audit, Customer’s designated representatives have the authority to stop production of Products, reject Products for sale or shipment, and implement withdrawal of Product that do not meet Customer Specifications at the expense of the Manufacturer. On occasion, random samples of raw materials, ingredients, and finished product may be collected by Customer personnel and forwarded to an independent laboratory for analysis. The purpose is to survey Product to assure compliance to microbiological, physical, or chemical specifications.

Regulatory Inspections

If at any time the FDA, State, OSHA, CFIA, Health Canada, or any governmental regulatory agency enters the Manufacturer’s facility to inspect Customer Product, Customer’s designated representatives MUST be notified immediately. See “Notice” in Section 4 of the Agreement.

Regulatory Samples:

If samples are collected by a regulatory official during manufacture or from storage, a triplicate sample is to be taken by the factory.

1.      Sampling equipment utilized by plant personnel, such as plastic bags, sterile plastic bags, paper bags, sterile utensils, etc. should be identical to that which the Inspector uses during collection.

2.      Sufficient sampling equipment should be available, properly prepared, and readily attainable for both the Inspector’s and factory use.

3.      It is imperative that samples be collected in exactly the same manner as the Inspector uses. The material should be handled with an instrument similar to that used by the Inspector.

4.      Collect three samples in addition to the one taken by the inspector. The triplicate product should be taken from the closest proximity to the regulatory sample as possible (e.g., the next package produced). The amount of sample taken should be approximately three (3) times as much as the Inspector samples.

5.      Samples must be labeled or otherwise adequately identified with the following minimum information:

a.      Date and Time of Day.

b.      Location: Line pallet number, etc.

c.      Lot number or production code.

d.      Name of substance: Commodity code, product code or other identification number.

e.      Name and address of supplier if appropriate

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Regulatory Inspections (continued)

f.       Finished Product manufactured if a component is sampled

g.      Name of Inspectors and Regulatory agency

h.      Any peculiarities or pertinent observations of the sampling technique (e.g.: floor scrapings, aseptic collection into a sterile container, non-aseptic collection into a sterile container)

6.      The regulatory official should be requested to initial all samples retained by the Factory.

7.      Customer’s designated representatives must be notified and will provide directions for sending the samples to a testing laboratory.

8.      Selected samples must be properly stored and retained pending results from the inspecting agency’s laboratory and authorization from Customer.

9.      Customer will advise the Manufacturer whether it is necessary to withhold Product or ingredient pending analytical results.

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Schedule D

Customer Trademarks and Trade Names

No.	K&L Ref. No.	Trademark	Country	Filing Date	App. Number	Reg. Date	Reg. Number	Status	Class
1.	A0022/2001/	ANNIE'S	US	07-Feb-1997	75/238,034	13-Apr-1999	2238045	Registered	30 Int.
2.	A0022/2000/	ANNIE'S NATURALS	EM	23-Apr-1999	1154996	04-Jul-2000	1154996	Registered	30 Int.
3.	A0022/2000/	ANNIE'S NATURALS	US	07-Feb-1997	75/238,036	30-Nov-1999	2296416	Registered	30 Int.
4.	A0022/2000/	ANNIE'S NATURALS	Vermont	23-May-1997		23-May-1997	7726	Registered	46 Int.
5.	A0022/2004/	ANNIE'S NATURALS GODDESS DRESSING	US	08-May-2003	78/247,188	21-Sep-2004	2886438	Registered	30 Int.
6.	A0022/2003/	ANNIE'S NATURALS LEMON & CHIVE DRESSING	US	09-Sep-2004	78/481,026	10-Oct-2006	3154947	Registered	30 Int.
7.	A0022/2002/	ANNIE'S NATURALS	US	27-May-2004	78/426,583	31-Jan-2006	3053332	Registered	30 Int.
8.	A0022/2009/	ANNIE'S NATURALS RASPBERRY VINAIGRETTE	US	08-May-2003	78/247,448	28-Sep-2004	2889065	Registered	30 Int.

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Confidential Treatment Requested